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                                                                   EXHIBIT 23.2

              CONSENT OF ERNST & YOUNG GMBH, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 30, 1996 in Amendment No. 4 to the Registration Statement (Form S-1) and related Prospectus of MagiNet Corporation for the registration of 6,325,000 shares of its common stock.

                                          ERNST & YOUNG GMBH

Dusseldorf, Germany

December 16, 1996